UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2005 (May 20, 2005)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1: Registrant’s Business and Operations

Item 2.01.    Completion of Disposition of Assets

General. As of April 11, 2005, U.S. Energy Corp. ("USE"), its majority-owned subsidiary Crested Corp. ("Crested"), and their joint-majority-owned subsidiary Rocky Mountain Gas, Inc. (“RMG,” a privately-held Wyoming corporation), entered into a binding agreement with Enterra Energy Trust (“Enterra”) for the acquisition of RMG by Enterra in consideration of $20,000,000, payable pro rata to the RMG shareholders in the amounts of $6,000,000 in cash and $14,000,000 in exchangeable shares of one of the subsidiary companies of Enterra. Enterra (Calgary, Alberta) is an open ended unincorporated investment trust; units of Enterra are traded on the Toronto Stock Exchange (the "TSX") and Nasdaq. The purchase price was subject to a minor adjustment of $266,000 if certain overriding royalty interests were purchased.

On May 20, 2005, the agreement with Enterra was amended to provide for payment of the $6,000,000 component with $500,000 cash and $5,500,000 with Enterra units, subject to the minor adjustment.

On June 1, 2005, the agreement, as amended, was closed: Enterra US Acquisitions Inc. (a privately-held Washington corporation organized by Enterra for purposes of the RMG acquisition, hereafter "Acquisitions") acquired all the outstanding stock of RMG, for which Enterra paid $500,000 cash and issued $5,234,000 of Enterra units (the "Enterra Initial Units"), net of the $266,000 adjustment for the purchase of overriding royalty interests (effected May 1, 2005); and Acquisitions issued $14,000,000 of class D shares of Acquisitions. The Enterra Initial Units and the class D shares were issued pro rata to the RMG shareholders, with certain adjustments (see below). USE’s and Crested's participation in the consideration received was approximately $17,841,700. USE’s consolidated subsidiary, Yellowstone Fuels, Inc. (“YSFI”) also received approximately $296,700.

RMG was acquired with approximately $3,500,000 of debt (at December 31, 2004) owed by its subsidiary (RMG I, LLC) to its mezzanine lenders, USE will no longer carry this debt on its consolidated balance sheet. As a result of the RMG disposition, USE and Crested no longer directly hold coalbed methane properties, although with their holdings in securities of Enterra (and Acquisitions), and Pinnacle Gas Resources, Inc.(“Pinnacle”) (a private coalbed methane company in which USE and Crested hold an equity interest), both companies will continue with investments in the oil and gas sector.

The Enterra Initial Units presently are tradeable on the TSX. On June 1, 2006, the class D shares of Acquisitions (not traded anywhere) will be exchangeable, on a one-for-one basis, for additional Enterra units (the "Enterra Additional Units"); the Enterra Additional Units will be tradeable on the TSX at that time. For purposes of the Securities Act of 1933, the class D shares of Acquisitions and the Enterra Initial Units have been issued (and the Enterra Additional Units will be issued on June 1, 2006) as restricted securities under rule 144. The Enterra Initial Units will not be tradeable on Nasdaq until June 1, 2006, and the Enterra Additional Units will not be tradeable on Nasdaq until June 1, 2007, in both instances subject to compliance with rule 144. Proceeds from liquidation over time of the Enterra Initial Units and the to-be-received Enterra Additional Units will fund exploration and development work on other mineral properties held by USE and Crested, and to retire USE debt (see "Restructuring of USE Debt" below).

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RMG’s minority equity ownership of Pinnacle was not included in the disposition of RMG, but was assigned to USE and Crested in proportion to their ownership of RMG. Enterra is entitled to be paid by USE an amount of up to (but not more than) $2,000,000, if proceeds from a future disposition by USE and Crested to a third party of the minority equity interest in Pinnacle exceed $10,000,000. Currently, we have no information about whether or when Pinnacle might become a public company or might be purchased by third parties. The value of the minority equity position upon a future disposition could be more or less than $10,000,000. The boards of directors of USE and Crested determined that the value of RMG’s minority equity interest in Pinnacle is approximately $6,250,000; based upon Pinnacle’s recent sales of equity to its shareholders (RMG did not participate in those sales). To compensate the minority shareholders of RMG (including officers, directors and employees of USE and Crested, Mark J. Larsen (former president and a former director of RMG), Yellowstone Fuels, Inc. (“YSFI”) and Tom Swank (a former director of RMG) for their pro rata beneficially-owned 5.9% ($370,916) of the $6,250,000 value of the minority Pinnacle interest transferred to USE and Crested, restricted shares of common stock of USE will be issued to the former minority shareholders of RMG, pro rata for their May 31, 2005 percentage beneficial ownership in Pinnacle (through their former ownership in RMG). These USE shares will be valued at the Nasdaq Official Close Price at a date to be selected, anticipated being in the third quarter of 2005.

For information on the participation in the Enterra agreement consideration of certain of the officers and directors of USE and Crested, and two of the (former) officers and directors of RMG, please see the “Certain Relationships and Related Transactions" disclosures in the proxy statements filed by USE and Crested.

Participation in the Disposition by USE and Crested On May 10, 2005, RMG issued 3,893,584 shares of common stock to USE and 502,130 shares of common stock to Crested, in consideration of the cancellation by USE and Crested of approximately $6,268,700 and $808,400 owed to USE and Crested, for USE issuing USE stock on conversion of RMG common and preferred stock purchased by third party investors, payment of RMG’s general and administrative overhead, and RMG’s operating deficits. As a result of this transaction, prior to closing of the Enterra agreement, RMG had issued and outstanding 16,851,453 shares of common stock, of which USE owned 10,228,527 shares (60.7%), Crested owned 5,620,464 shares (33.4%), and Yellowstone Fuels Corp. (an affiliate of USE) owned 250,000 shares (1.5%). Individuals owned 4.4% of RMG (including 2.5% which was owned by certain of the officers and directors of USE, Crested, and RMG). The holders of all these RMG shares received their pro rata share of the Enterra Initial Units and the class D shares of Acquisitions, with the following exceptions:

•  USE’s and Crested's portions of Enterra Initial Units was reduced by 16,983 and 9,331 Enterra Initial Units (for their portions of the $500,000 cash component); and by another 9,035 and 4,965 Enterra Initial Units (for their portions of $266,000 of the total amount paid to buy out and cancel overriding royalty interests held by mezzanine lenders on certain gas properties owned by RMG, which buy out was required by the agreement with Enterra). USE issued to the mezzanine lenders warrants to purchase a total of 50,000 shares of common stock of USE; the exercise price will be valued at the Nasdaq Official Close Price at a date to be selected, anticipated to be in the third quarter of 2005.

•  USE's portion of the class D shares of Acquisitions was reduced by 10,664 class D shares which were issued to a secured lender of USE (see "Restructuring of USE Debt" below).

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Restructuring of USE Debt. On June 1, 2005, USE and Geddes and Company ("Geddes") agreed to restructure a $3,000,000 secured debt; extinguish Geddes' right to convert the debt to RMG shares,retire outstanding RMG warrants and issue USE shares (and transfer class D shares of Acquisitions) to Geddes.

Pursuant to the agreement, USE agreed to pay Geddes $500,000 cash and the $2,500,000 balance is payable in ten monthly installments of $250,000 (plus interest) beginning July 1, 2005. USE also transferred to Geddes 10,664 of the class D shares of Acquisitions (valued at $225,000 onr $21.10 per class D share) which USE would have received on closing of the Enterra agreement, and USE agreed to issue $225,000 in restricted shares of USE common stock (at market prices on a date to be selected, anticipated to be in the third quarter of 2005). As of June 1, 2005, Geddes' option to convert the debt to RMG shares and all RMG warrants were extinguished, which was required under the Enterra agreement. The debt is secured with 157,895 of the Enterra Initial Units out of USE's portion thereof (to be released back to USE in tranches as installments are paid), and with the other original collateral securing Geddes' loan which is unrelated to RMG. Some of the original collateral for Geddes' loan (USE's shares of RMG, and certain of RMG's coalbed methane leases) were released; other collateral remains in place.

Section 9: Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits

    (a)    Financial statements of businesses acquired. Not applicable.

    (b)    Pro forma financial information.

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U.S. ENERGY CORP. AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2005
(Unaudited)

ASSETS
		Disposition				Post
	U.S. Energy	Adjustments for				Disposition of
	Historical	Rocky Mtn Gas	(1)	Adjustments		RMG
CURRENT ASSETS:
Cash and cash equivalents	$7,996,600	$770,200		$--		$7,226,400
Other current assets	1,435,300	878,300		--		557,000
Total current assets	9,431,900	1,648,500		--		7,783,400

INVESTMENTS:	7,809,200	22,600		18,138,400	(2)	25,925,000

PROPERTIES AND EQUIPMENT:
Land, Buildings, Machinery and Oil Properties	13,394,900	275,400		--		13,119,500
Proved gas properties, full cost method	3,817,100	3,817,100		--		--
Unproved coal bed methane properties
excluded from amortization	5,307,800	5,307,800		--		--
Total properties and equipment	22,519,800	9,400,300		--		13,119,500
Less accumulated depreciation,
depletion and amortization	(8,674,500)	(1,329,000)		--		(7,345,500)
Net properties and equipment	13,845,300	8,071,300		--		5,774,000

OTHER ASSETS:	3,970,200	127,700		--		3,842,500
Total assets	$35,056,600	$9,870,100		$18,138,400		$43,324,900

The accompanying notes are an integral part of these statements.
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U.S. ENERGY CORP. AND SUBSIDIARIES
PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2005
(Unaudited)

LIABILITIES AND SHAREHOLDERS' EQUITY

		Disposition Adjustments				Post Disposition
	U.S. Energy Historical	For Rocky Mtn. Gas	(1)	Adjustments		of RMG
CURRENT LIABILITIES:
Accounts payable and other current liabilities	$3,073,000	$2,060,200		$250,800	(3)	$1,263,600
Current portion of long-term debt	3,332,400	3,261,900		--		70,500
Total current liabilities	6,405,400	5,322,100		250,800		1,334,100

LONG-TERM DEBT	6,748,300	--		--		6,748,300

ASSET RETIREMENT OBLIGATIONS	7,986,800	476,500		--		7,510,300

OTHER LIABILITIES	3,642,500	(697,800)		--		4,340,300

COMMITMENTS AND CONTINGENCIES

FORFEITABLE COMMON STOCK	2,599,000	--		--		2,599,000

SHAREHOLDERS' EQUITY:
Common stock	58,497,500	4,769,300		5,329,600	(4)	59,057,800
Accumulated deficit	(50,822,900)	--		12,558,000	(5)	(38,264,900)
Total shareholders' equity	7,674,600	4,769,300		17,887,600		20,792,900
Total liabilities and shareholders' equity	$35,056,600	$9,870,100		$18,138,400		$43,324,900

The accompanying notes are an integral part of these statements.

U.S. ENERGY CORP. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For The Year Ended December 31, 2004
(Unaudited)

	Historical	Disposition of	Post Disposition
	U.S. Energy	Rocky Mtn Gas (6)	of RMG

OPERATING REVENUES:
Gas sales	$3,205,700	$3,205,700	$--
Other revenues	1,436,000	796,300	639,700
	4,641,700	4,002,000	639,700

OPERATING COSTS AND EXPENSES:
Gas operations	4,168,800	4,168,800	--
Mineral holding costs	1,466,700	--	1,466,700
General and administrative	5,291,100	1,519,700	3,771,400
Other	374,500	--	374,500
	11,301,100	5,688,500	5,612,600

OPERATING LOSS	(6,659,400)	(1,686,500)	(4,972,900)

OTHER INCOME & EXPENSES:
Incomes	1,078,400	50,300	1,028,100
Interest expense	(1,065,400)	(492,100)	(573,300)
	13,000	(441,800)	454,800

LOSS BEFORE MINORITY INTEREST,
AND PROVISION FOR INCOME TAXES,	(6,646,400)	(2,128,300)	(4,518,100)

MINORITY INTEREST IN LOSS OF
CONSOLIDATED SUBSIDIARIES	397,700	--	397,700

LOSS BEFORE PROVISION FOR
INCOME TAXES	(6,248,700)	(2,128,300)	(4,120,400)

PROVISION FOR INCOME TAXES	--	--	--

NET LOSS	$(6,248,700)	$(2,128,300)	$(4,120,400)

NET LOSS PER SHARE
BASIC AND DILUTED	$(0.47)		$(0.31)

BASIC AND DILUTED WEIGHTED
AVERAGE SHARES OUTSTANDING	13,182,421		13,182,421

The accompanying notes are an integral part of these statements.
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U.S. ENERGY CORP. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2005
(Unaudited)

	Historical	Disposition of	Post Disposition
	U.S. Energy	Rocky Mtn Gas (7)	of RMG

OPERATING REVENUES:
Gas sales	$833,400	$833,400	$--
Other revenues	618,100	276,700	341,400
	1,451,500	1,110,100	341,400

OPERATING COSTS AND EXPENSES:
Gas operations	995,400	995,400	--
Mineral holding costs	292,900	--	292,900
General and administrative	1,478,000	322,000	1,156,000
Other	68,100	--	68,100
	2,834,400	1,317,400	1,517,000

OPERATING LOSS	(1,382,900)	(207,300)	(1,175,600)

OTHER INCOME & EXPENSES:
Incomes	131,700	800	130,900
Interest expense	(303,800)	(128,000)	(175,800)
	(172,100)	(127,200)	(44,900)

LOSS BEFORE MINORITY INTEREST,
AND PROVISION FOR INCOME TAXES,	(1,555,000)	(334,500)	(1,220,500)

MINORITY INTEREST IN LOSS OF
CONSOLIDATED SUBSIDIARIES	53,800	--	53,800

LOSS BEFORE PROVISION FOR
INCOME TAXES	(1,501,200)	(334,500)	(1,166,700)

PROVISION FOR INCOME TAXES	--	--	--

NET LOSS	$(1,501,200)	$(334,500)	$(1,166,700)

NET LOSS PER SHARE
BASIC AND DILUTED	$(0.10)		$(0.08)

BASIC AND DILUTED WEIGHTED
AVERAGE SHARES OUTSTANDING	14,398,093		14,398,093

The accompanying notes are an integral part of these statements.

U.S. ENERGY CORP.
NOTES TO UNAUDITED PRO FORMA
COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
REFLECTING DISPOSITION OF ROCKY MOUNTAIN GAS
December 31, 2004 and March 31, 2005

NOTE A - BASIS OF PRESENTATION

On June 1, 2005, the Company and other shareholders of Rocky Mountain Gas, Inc. (“RMG”) disposed of their ownership of RMG by selling all the outstanding shares of RMG to Enterra Energy Trust of Calgary, Alberta. RMG was owned 60.7% by the Company, 33.4% by the Crested Corp. (“Crested”) 1.5% by Yellow Stone Fuels (“YSFI”) and 4.4% by other individuals at June 1, 2005. The accompanying pro forma combined condensed consolidated balance sheet has been presented as if the disposal had occurred on March 31, 2005 and the accompanying pro forma combined condensed consolidated statements of operations for the year ended December 31, 2004 and March 31, 2005 have been prepared as if the disposition had occurred on January 1, 2004 and January 1, 2005.

Basic earnings per share are based upon the weighted average number of common shares outstanding. Diluted earnings per common share are based on the assumption that all of the common stock options and purchase warrants were converted into common shares using the treasury stock method. There are no differences in net earnings for purposes of computing basis and diluted earnings per share as conversion of the common stock options and purchase warrants would have no effect on net earnings.

NOTE B - PRO FORMA ADJUSTMENTS

Pro forma adjustments are necessary to reflect the assumed effect of the disposition on the balance sheet as of March 31, 2005 and the statements of operations as of March 31, 2005 and December 31, 2004 assuming the disposition was consummated on January 1, 2004 and January 1, 2005. The accompanying pro forma balance sheet and statements of operations reflect the following adjustments:

1.	To record the disposition of the RMG assets and liabilities as of March 31, 2005 with the exception of the investment of $957,000 in Pinnacle Gas Resources, Inc. which was retained by the Company and Crested. The $3,261,900 of current debt was assumed by Enterra.

2.	To record the receipt of the following:

Company	Enterra Units	Enterra U.S. Acquisitions Class D Shares
U.S. Energy Corp	165,660	436,586
Crested Corp.	91,029	245,759
Yellow Stone Fuels	4,685	10,931
Consolidated Total	261,374	693,276

All these units are contractually valued at $19.00 per unit. The fair market value at closing was $19.53 per unit for the Enterra Units.

The number of units and shares issued to the Company and Crested are net of the following adjustments:

•	The Company and Crested had 16,983 and 9,331 of Enterra Energy Trust units respectively deducted from their exchange of shares for units as a result of the cash payment of $500,000 made by Enterra.

U.S. ENERGY CORP.
NOTES TO UNAUDITED PRO FORMA
COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
REFLECTING DISPOSITION OF ROCKY MOUNTAIN GAS
December 31, 2004 and March 31, 2005

•	The Company and Crested had 9,035 and 4,965 of Enterra Energy Trust units respectively deducted from their exchange of shares for units as a result of the buy-back of an over riding royalty to a mezzanine financing entity which provided financing during 2004 to acquire coalbed methane producing properties. This deduction was valued at $266,000.
•	The Company directed Enterra to deliver 10,664 shares of its Enterra U.S. Acquisitions Class D shares to Geddes and Company for the partial retirement of RMG warrants which were attached to long term debt of the Company. The 10,664 shares were valued at $21.10 per share or $225,000.

3.	To record (a) a 10% present value discount of $750,800 on the Enterra U.S. Acquisitions Class D Shares as they are not saleable for one year and (b) the reclassification of the $500,000 cash deposit made in February 2005 to the gain recognized on the sale of the RMG shares. These two adjustments net to a total adjustment of $250,800.

4.	To record (a) the issuance of $225,000 worth of the Company’s common stock to Geddes and Company for restructuring a note and as partial settlement of the outstanding RMG warrants which were part of the conditions of a long term credit facility; (b) discounted value of $56,900 for 50,000 warrants issued to a mezzanine financing entity as partial buy out of an over riding royalty on the Hi-Pro coal bed methane properties which were sold to Enterra; and (c) issuance of $370,900 in value of the Company’s common stock to minority shareholders of RMG for their beneficial ownership of Pinnacle Gas, Inc. (“Pinnacle”) which was retained by the Company and Crested. The actual number of shares of the Company’s common stock under items (a) and (c) as well as the value of the warrants issued under (b) above will not be determined until the 91st day after the Company’s pending Form S-3 is declared effective by the SEC. The actual number of shares to be issued and the valuation of the warrants is therefore anticipated to be set during the third quarter of 2005.

5.	To record (a) the estimated gain on the exchange of RMG shares for units and shares of Enterra of $18,138,400; (b) the 10% present value discount taken on the Enterra U.S. Acquisitions shares of $750,800; (c) the cash payment of $500,000 as part of the gain recognized on the sale of the RMG shares; (d) the issuance shares of the Company’s common stock to Geddes and Company for restructuring of a note and as partial retirement of RMG warrants attached to long term debt of the Company, these shares are valued at $225,000; (e) the value of warrants issued to a mezzanine financing entity for partial payment of the buy-out of an over riding royalty on certain coalbed methane producing properties of $56,900; (f) the issuance of shares of the Company’s common stock valued at $370,900 for the acquisition of the RMG minority shareholders’ beneficial ownership interest in Pinnacle; and (g) adjustment of retained earnings from the elimination of assets and liabilities due to the disposition of $4,769,300.

6.	To record the disposition of RMG revenues and expenses at January 1, 2004.

7.	To record the disposition of RMG revenues and expenses at January 1, 2005.

8.	The following estimates of proved gas reserves, both developed and undeveloped, represent interests owned by the Company solely within the United States at December 31, 2004. Adjustments are made to reflect the remaining balances after the disposition of RMG. The Company has no gas reserves with the exception of those owned by RMG.

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U.S. ENERGY CORP.
NOTES TO UNAUDITED PRO FORMA
COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
REFLECTING DISPOSITION OF ROCKY MOUNTAIN GAS
December 31, 2004 and March 31, 2005

RMG’s sales volumes of gas produced, average sales prices received for gas sold, and average production costs for those sales for the year ended December 31, 2004 and after the disposition of RMG are as follows:

	Year Ended December 31, 2004	Disposition of RMG	Adjusted
Sales volumes (mcf)	728,051	(728,051)	-
Average sales price per mcf	$4.05	$(4.05)	$-
Average cost (per mcf)	$3.19	$(3.19)	$-

The net interest in estimated quantities of proved developed and undeveloped reserves of natural gas and changes in such quantities and discounted future net cash flows were as follows:

	Year Ended December 31, 2004	Disposition of RMG	Adjusted
Proved developed and Undeveloped reserves:
Beginning of year	-	-	-
Revision of previous estimates	(51,862)	51,862	-
Purchase of minerals in place	3,404,693	(3,404,693)	-
Exchange of reserves in place (1)	-	-	-
Extensions & Discoveries	817,459	(817,459)	-
Production	1,114,349)	1,114,349	-
End of year	3,055,941	(3,055,941)	-

The standardized measures have been prepared at December 31, 2004 assuming year end sales prices adjusted for fixed and determinable contractual price changes and costs at December 31, 2004. No provision was made for income taxes due to available operating loss carry forwards. No deduction was made for depletion, depreciation or any indirect costs such as general corporate overhead or interest expense.

Standardized measure of discounted future net cash flows from estimated production of proved gas reserved at December 31, 2004 and after the disposition of RMG:

	Year Ended December 31, 2004	Disposition of RMG	Adjusted
Proved developed producing	1,651,666	(1,651,666)	-
Proved developed non-producing	889,051	(889,051)	-
Proved undeveloped	515,224	(515,224)	-
Total proved reserves	3,055,941	(3,055,941)	-

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U.S. ENERGY CORP.
NOTES TO UNAUDITED PRO FORMA
COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
REFLECTING DISPOSITION OF ROCKY MOUNTAIN GAS
December 31, 2004 and March 31, 2005

Changes in Standard measure of discounted future net cash flows from proved gas reserves at December 31, 2004 and after the disposition of RMG:

	Year Ended December 31, 2004	Disposition of RMG	Adjusted
Future Cash Inflows	$13,125,200	$(13,125,200)	$-
Future Production and development costs	(5,208,800)	5,208,800	-
Future Net Cash Flows	7,916,400	(7,916,400)	-
Discount Factor	(1,401,800)	1,401,800	-
Standardized measure of discounted future net cash flows	$6,514,600	$(6,514,600)	$-

	Year Ended December 31, 2004	Disposition of RMG	Adjusted
Standardized measure - beginning of year	$-	$-	$-
Sale & Transfer, net of production cost	(629,400)	629,400	-
Net change in sales & transfer price, net of production cost	(58,200)	58,200	-
Extensions, discoveries and improved recovery, net of future production and development cost	2,671,800	(2,671,800)	-
Exchange or reserves in place (1)	-	-	-
Revision of quantity estimate	(110,500)	110,500	-
Purchase of reserve in place	7,056,400	(7,056,400)	-
Change in production rate & other	(2,415,500)	2,415,500	-
Standardized measure - end of period	$6,514,600	$(6,514,600)	$-

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(c)    Exhibits. Articles of Share Exchange as filed with the Wyoming Secretary of State. The Pre-Acquisition Agreement (filed as an attachment to the Articles of Share Exchange) is not filed with this Form 8-K, but it was filed as Exhibit 10.8 to the Registrant’s Form 10-K (filed April 15, 2005), and that Exhibit 10.8 is incorporated herein by reference. The amendment to the Pre-Acquisition Agreement (filed as an attachment to the Articles of Share Exchange) is filed as an exhibit to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: June 7, 2005	By:	/s/Keith G. Larsen
President, U.S. Energy Corp.

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